UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 8, 2015

American Apparel, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, CA	90021-1106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 488-0226

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

American Apparel, Inc. hereby furnishes the information in Exhibit 99.1 hereto, the investor presentation.

The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit
Number	Description

99.1	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Dated: June 8, 2015	By:	/s/ Chelsea A. Grayson
		Name:	Chelsea A. Grayson
		Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation